SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 15, 2005




                                 CYBERADS, INC.
                    ----------------------------------------
             (Exact name of registrant as specified in its charter)



                                     Florida
                        --------------------------------
                 (State or other jurisdiction of incorporation)


           333-62690                                     65-1000634
  -----------------------------             ------------------------------------
    (Commission File Number)                (IRS Employer Identification Number)



               370 Amapola Ave. # 202, Torrance, California 90501
           ----------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                  (561)672-2193
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              (Registrant's telephone number, including area code)


                                       N/A
             ------------------------------------------------------
         (Former name or former address, if changed since last report)

         SECTION 5-        CORPORATE GOVERNANCE AND MANAGEMENT

              ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

              Jeff Criswell has been appointed President of the registrant, effective April 15, 2005. Mr. Criswell will also serve on the board of directors.

              Mr. Criswell played professional football from 1987 to 1998 with the Indianapolis Colts; the New York Jets; and the Kansas City Chiefs. For the past five years, Mr. Criswell has been the owner of Criswell Enterprises which is in the business of residential and commercial real estate development.

              The terms and conditions of Mr. Criswell's employment agreement are still being negotiated; however, it is anticipated that Mr. Criswell's base annual salary will be $120,000, with certain bonus incentives yet to be specified.

              Mr. Criswell resides in Newport Beach, California.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      Cyberads, Inc.

         Dated: April 21, 2005                        By: /s/ JEFF CRISWELL
                                                          President